Exhibit 10.3

AMENDMENT #8

This Amendment #8 is hereby made and entered into this 21st day of October, 2007, by and between Future Electronics Incorporated, a corporation having its principal place of business at 237 Hymus Boulevard, Pointe Claire, Quebec, Canada H9R 5C7 (“Future”) and Sipex Corporation (“Sipex”), a wholly owned subsidiary of Exar Corporation (“Exar”), a corporations having its principal place of business at 48720 Kato Road, Fremont, California, 94538, USA.

WHEREAS, Exar completed its merger with Sipex on August 24, 2007;

WHEREAS, Future Electronics, Incorporated, has agreements with Exar and Sipex for the distribution of both Companies Products;

WHEREAS, the parties desire to terminate the Sipex/Future Distributor Agreement, dated July 1, 1993 and concurrent with the execution of this 8th Amendment, amend the Exar/Future Distributor Agreement, dated July 1, 1997.

NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

1.	MUTUAL TERMINATION

Sipex and Future hereby agree that the following Agreement and Amendments are terminated:

Agreement between Future Electronics Incorporated and Sipex Corporation, dated July 1, 1993 (“Agreement”) is hereby terminated;

Amendment to the Agreement, dated October 1, 2002 (“First Amendment”), whereby the term was extended and Future was designated as Sipex’s exclusive distributor for North America and Europe for the term set fort therein, is hereby terminated;

Amendment to the Agreement through Addendum “A,” executed by Future on February 7, 2003 and by Sipex on February 12, 2003 (“Second Amendment”), is hereby terminated;

Amendment to the Agreement through Addendum “B,” executed by Future on August 26, 2003, and by Sipex on August 29, 2003 (“Third Amendment”), is hereby terminated;

Amendment to the Agreement through Amendment #3, dated September 15, 2003 (“Fourth Amendment”), is hereby terminated;

Amendment to the Agreement through Amendment #4, dated April 25, 2006 (“Fifth Amendment”), is hereby terminated;

Amendment to the Agreement through Amendment #6, dated September 22, 2006 (“Sixth Amendment”), is hereby terminated; and

Amendment to the Agreement through Amendment #7, dated November 1, 2006 (“Seventh Amendment”) is hereby terminated.

IN WITNESS WHEREOF, the parties hereto have affixed their signatures as of the day and year first above written.

FUTURE ELECTRONICS INCORPORATED.		SIPEX CORPORATION

By:	/s/ Sam Abrams	By:	/s/ Ralph Schmitt

Name:	Sam Abrams	Name:	Ralph Schmitt

Title:	Executive Vice-President	Title:	President and CEO

Date:	November 20, 2007	Date:	November 26, 2007

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